Related Party Transactions	12 Months Ended
Oct. 31, 2016
Related Party Transactions [Abstract]
Related Party Transactions

14.  RELATED PARTY TRANSACTIONS

Prior to its termination in October 2014, the Company had a consulting agreement with Morris Sutton, the Company’s former Chief Executive Officer and Chairman Emeritus. The Company estimates that Morris Sutton and another relative of Jesse Sutton, the Company’s former Chief Executive Officer, earned compensation of approximately $26,000 in the year ended October 31, 2015 from a supplier of its Zumba belt accessory, based on the value of the Company’s purchases.

In January 2015, the Company entered into an agreement with Equity Stock Transfer for transfer agent services. A Board member of the Company is a co-founder and chief executive officer of Equity Stock Transfer. Fees under the agreement were approximately $2,000 and $8,000 for the years ended October 31, 2016 and 2015, respectively.